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                         METROPOLITAN SERIES FUND, INC.

                        SUPPLEMENT DATED FEBRUARY 4, 2003
                         TO PROSPECTUS DATED MAY 1, 2002

The following information supplements the Metropolitan Series Fund, Inc. prospectus dated May 1, 2002. You should keep this supplement to the prospectus for future reference.

This prospectus supplement is to inform you that the Board of Directors of Metropolitan Series Fund, Inc. (the "Fund") has voted to approve, subject to shareholder approval, a proposal to merge the Fund's Janus Growth Portfolio into the Met Investors Series Trust's Janus Aggressive Growth Portfolio (the "Merger").

Shareholders who owned shares of the Fund's Janus Growth Portfolio on January 31, 2003 will receive further information regarding the Merger in a proxy statement/prospectus in March 2003. These shareholders will also receive voting instruction cards with which to vote on the Merger at a special meeting to be held on or about April 25, 2003. If approved by the shareholders, the Merger will close on or about April 28, 2003.